SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549

                                      FORM 8-K/A
                                  (AMENDMENT NO. 1)

                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of Earliest Event Reported) --  May 5, 1998
                                                              -------------


                             AMERICAN ELECTROMEDICS CORP.
          -----------------------------------------------------------------
                (Exact name of registrant as specified in its charter)


                Delaware                0-9922                  04-2608713
          --------------------   --------------------       -----------------
            (State or other    (Commission File Number)       (IRS Employer
              jurisdiction                                 Identification No.)
            of Incorporation)


             13 Columbia Drive, Suite 5, Amherst, New Hampshire     03031
          -----------------------------------------------------------------
          (Address of principal executive offices)               (zip code)


                            Registrant's telephone number,
                      including area code   --   (603) 880-6300
                                                 --------------

                                   Not Applicable
          -----------------------------------------------------------------
            (Former Name or Former Address, if changed since last report)

          Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                   -----------------------------------------------------
                   AND EXHIBITS
                   ------------

          On June 5, 1998, the Company filed a Form 8-K to report the acquisition of Dynamic Dental Systems, Inc. ("DDS") and Equidyne Systems, Incorporated ("ESI"). The financial statements required to be filed under Item 7(a) and (b) of such form 8-K were to be filed thereafter by amendment. Included in this amendment are:
          (1) financial statements of DDS, (ii) financial statements of ESI and (iii) the Company's pro forma financial statements reflecting the acquisition of DDS and ESI. In addition, on January 26, 1996, the Company filed a Form 8-K to report the acquisition of a 50% interest in Rosch GmbH Medizintechnik ("Rosch GmbH"). In December 1997, the Company acquired the remaining 50% of Rosch GmbH. Also, included in this amendment are (a) financial statements of Rosch GmbH and (b) the Company's pro forma financial statements reflecting the Rosch GmbH acquisition.


                                                                      Page
                                                                      ----

           (a) (i)   Financial Statements of Dynamic Dental
                     Systems, Inc.

                     Report of Johnny B. Martin, dated August 11,
                     1998                                                4

                     Balance Sheet as at December 31, 1997               5

                     Statement of Income and Retained Earnings for
                     the year ended December 31, 1997                    6

                     Statement of Cash Flows for the year ended
                     December 31, 1997                                   7

                     Notes to Financial Statements                       8

           (a) (ii)  Financial Statements of Equidyne Systems,
                     Inc.(a development stage company)

                     Report of Nation Smith Hermes Diamond, dated
                     August 11, 1998                                    10

                     Balance Sheets as at December 31, 1997 and
                     1996                                               11

                     Statements of Operations for the years ended
                     December 31, 1997 and 1996 and for the period
                     from inception (August 11, 1993) to
                     December 31, 1997                                  12

                     Statements of Stockholders' Equity for the
                     years ended December 31, 1997 and 1996             13

                     Statements of Cash Flows for the years ended
                     December 31, 1997 and 1996 and for the period
                     from inception (August 11, 1993) through
                     December 31, 1997                                  14

                     Notes to Financial Statements                      15

           (a)(iii)  Financial Statements of Rosch GmbH
                     Medizintechnik

                     Balance Sheet as at July 31, 1997                  18

                     Statement of Operations for the seven months
                     ended July 31, 1997                                19

                     Audit Report of Wilhelm T. J. Hagen                20

                     Balance Sheet as at December 31, 1996              21

                     Statement of Operations for the twelve months
                     ended December 31, 1996                            22

                     Audit Report of Wilhelm T. J. Hagen                23

           (b)(i)    Pro forma Financial Statements (the Company,
                     Rosch GmbH, ESI and DDS)

                     Pro forma Condensed Financial Statements           24

                     Pro forma Combined Condensed Balance Sheet as
                     at April 30, 1998                                  25

                     Pro forma Combined Condensed Statement of
                     Operations for the nine months ended April
                     30, 1998                                           26

                     Pro forma Combined Condensed Statement of
                     Operations for the year ended July 31, 1997        27

           (b)(ii)   Pro forma Financial Statements (Company and
                     Rosch GmbH)

                     Pro forma Condensed Financial Statements           28

                     Pro forma Combined Condensed Balance Sheet as
                     at July 31, 1997                                   29

                     Pro forma Combined Condensed Statement of
                     Operations for the year ended July 31, 1997        30

                     Pro forma Combined Condensed Statement of
                     Operations for the three month period ended
                     October 31, 1997                                   31

            [LETTERHEAD OF JOHNNY B. MARTIN, CERTIFIED PUBLIC ACCOUNTANT]


                             INDEPENDENT AUDITOR'S REPORT



          To the Board of Directors
          Dynamic Dental Systems, Inc.
          Gainesville, Georgia

          I have audited the accompanying balance sheet of DYNAMIC DENTAL SYSTEMS, INC. as of December 31, 1997 and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the company's management. My responsibility is to express an opinion on these financial statements based on my audit.

          I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

          In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DYNAMIC DENTAL SYSTEMS, INC. as of December 31, 1997 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




          /s/ Johnny B. Martin
          -------------------------------
          Certified Public Accountant
          August 11, 1998

                             DYNAMIC DENTAL SYSTEMS, INC.
                             ----------------------------
                                    BALANCE SHEET
                                  December 31, 1997


                                                                    1997
                                                                  -------
           ASSETS

              Current Assets
               Cash                                               $ 70,467
               Accounts Receivable                                 103,155
               Inventory                                            49,595
                                                                  --------
                Total Current Assets                               223,217

               Organization Cost                                       195
                                                                  --------
                                                TOTAL ASSETS      $223,412
                                                                  ========

           CURRENT LIABILITIES
               Accounts Payable                                   $ 86,495
               Line of Credit                                       70,000
               Federal Income Tax Payable                           10,775
               State Income Tax Payable                              4,000
               Sales Tax Payable                                       655
                                                                  --------
                                   TOTAL CURRENT LIABILITIES       171,925
                                                                  --------

           STOCKHOLDERS EQUITY
               Common Stock, No Par Value 3000 Shares
                 Authorized, Issued and Outstanding                    300
               Retained Earnings                                    51,187
                                                                  --------

                                   TOTAL STOCKHOLDERS EQUITY        51,487
                                                                  --------


           TOTAL LIABILITIES AND STOCKHOLDERS EQUITY              $223,412
                                                                  ========

            The accompanying notes are an integral part of these financial statements.

                             DYNAMIC DENTAL SYSTEMS, INC.
                             ----------------------------
                      STATEMENT OF INCOME AND RETAINED EARNINGS
                         For the Year Ended December 31, 1997

                                                                   1997
                                                                 --------

           REVENUE
                Sales                                           $1,446,724
                Training Fees                                       12,150
                Other Income                                         6,532
                                                                ----------
                                                                 1,465,406
                Cost of Goods Sold                                 956,873
                                                                ----------
                                                  GROSS PROFIT     508,533
                                                                ----------

           EXPENSES
                Advertising                                         69,250
                Amortization                                           122
                Bank Service Charges                                 1,562
                Commissions                                        112,526
                Contract Labor                                      83,722
                Credit Card Fees                                    11,298
                Depreciation                                         5,394
                Dues and Subscriptions                                 550
                Equipment Rental                                     2,128
                Exhibition Costs                                    55,678
                Insurance                                            1,806
                Interest                                             4,256
                Meals and Entertainment                              2,272
                Miscellaneous                                          192
                Office Supplies                                      5,622
                Professional Fees                                    3,367
                Rent                                                18,365
                Repairs and Maintenance                                435
                Software                                             1,287
                Taxes and Licenses                                   2,100
                Telephone                                           15,598
                Training                                             7,475
                Travel                                              36,255
                Utilities                                            1,097
                Waste Removal                                          214
                                                                ----------
                                                TOTAL EXPENSES     442,571

           INCOME BEFORE TAXES                                      65,962
           INCOME TAX                                               14,775
                                                                ----------
           NET INCOME                                               51,187

           BEGINNING RETAINED EARNINGS                                  --
                                                                ----------

           RETAINED EARNINGS DECEMBER 31, 1997                  $   51,187
                                                                ==========

                             DYNAMIC DENTAL SYSTEMS, INC.
                             ----------------------------
                               STATEMENT OF CASH FLOWS
                         For the Year Ended December 31, 1997


                                                                   1997
                                                                 --------

           CASH FLOWS FROM OPERATING ACTIVITIES
                Net Income                                      $  51,187

                Adjustments to Reconcile Net Income to Net
                Cash Provided By Operating Activities:
                  Depreciation and Amortization                     5,516
                  Increase in Accounts Receivable                (103,155)
                  Increase in Inventories                         (49,595)
                  Increase in Accounts Payable                     86,495
                  Increase in Other Current Operating
                  Liabilities                                      15,430
                                                                ---------

                     NET CASH PROVIDED BY OPERATING ACTIVITIES      5,878
                                                                ---------

           CASH FLOWS FROM INVESTING ACTIVITIES
                Capital Expenditures                               (5,711)
                                                                ---------

                       NET CASH (USED IN) INVESTING ACTIVITIES     (5,711)
                                                                ---------

           CASH FLOW FROM FINANCING ACTIVITIES
                Proceeds Under Line of Credit Borrowing            70,000
                Common Stock Issued                                   300
                                                                ---------

                     NET CASH PROVIDED BY FINANCING ACTIVITIES     70,300
                                                                ---------

           INCREASE (DECREASE) IN CASH                             70,467

           CASH AT BEGINNING OF PERIOD                                  0
                                                                ---------

           CASH AT END OF PERIOD                                $  70,467
                                                                =========

                          DYNAMIC DENTAL SYSTEMS, INC.
                          ----------------------------
                         NOTES TO FINANCIAL STATEMENTS
                     For the Year Ended December 31, 1997


          NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND NATURE OF
                  --------------------------------------------------------
                  ACTIVITIES
                  ----------

          NATURE OF BUSINESS

          The Company sells computers with related software, cameras, and printers to dentists. This equipment is utilized to photograph and display the teeth and mouths of patients.

          BASIS OF ACCOUNTING

          The financial statements of the Company have been prepared on the accrual basis of accounting and accordingly reflect all significant receivables, payables, and other liabilities.

          INVENTORIES

          Inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out method.

          ESTIMATES

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

          DEPRECIATION

          The Company purchased $5,394 of depreciable assets during the year ended December 31, 1997. It elected to write off these assets as expenses for income tax and financial statement purposes. Direct write-off of depreciable assets is not generally accepted accounting principles, but the Company does not consider the amounts involved to be material.

          AMORTIZATION

          The Company incurred $317 in organization costs. It is amortizing these costs over a five year period.

          ACCOUNTS RECEIVABLE

          The Company recognizes sales when products are shipped. There have been no credit losses as of December 31, 1997 and the Company had collected all amounts owed to it as of August 11, 1998.

          CASH AND CASH EQUIVALENTS

          For purposes of the statement of cash flows, the Company considers all highly liquid investments available for current use with an initial maturity of three months or less to be cash equivalents.

                           DYNAMIC DENTAL SYSTEMS, INC.
                           ----------------------------
                          NOTES TO FINANCIAL STATEMENTS
                       For the Year Ended December 31, 1997


          NOTE 2:  LINE OF CREDIT
          -----------------------

          The Company has a line of credit with a local bank that provides for maximum borrowings of $70,000 at a rate of interest that varies with prime as defined in the loan agreement. The rate at December 31, 1997 was 10.5%. The loan is secured by a personal guarantee of the President of the Company.


          NOTE 3:  INCOME TAXES
          ---------------------

          The provision for income taxes consists entirely of amounts owed as of December 31, 1997:

                              Federal         $10,775
                              State             4,000
                                              -------

                                              $14,775
                                              =======


          NOTE 4:  SUBSEQUENT EVENT
          -------------------------

          All the Company's stock was acquired through a merger with American Electromedics Corporation.

          The Company has an employment agreement with the principal seller providing for a base salary of $125,000 annually through April 30, 2001. The agreement provides for automatic annual renewals beginning May 1, 2001 unless written notice of termination is given by either party.

          The principal seller has agreed not to compete with the Company for a two year period that begins on the date that he ceases to be an employee of the Company.

             (a)(ii)   Financial Statements of Dynamic Dental Systems, Inc.


                     [LETTERHEAD OF NATION SMITH HERMES DIAMOND]


                             INDEPENDENT AUDITOR'S REPORT


          To the Stockholders
          EQUIDYNE SYSTEMS, INC.
          (A development stage company)

          We have audited the accompanying balance sheets of EQUIDYNE SYSTEMS, INC. (a development stage company) as of December 31, 1997 and 1996, and the related statements of operations, stockholders' equity (deficit), and cash flows for the years then ended, and for the period from August 11, 1993 (inception) to December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EQUIDYNE SYSTEMS, INC. (a development stage company) as of December 31, 1997 and 1996, and the results of its operations and cash flows for the years then ended, and for the period from August 11, 1993 (inception) to December 31, 1997, in conformity with generally accepted accounting principles.



          August 11, 1998               /s/Nation Smith Hermes Diamond

                                EQUIDYNE SYSTEMS, INC.
                            (A DEVELOPMENT STAGE COMPANY)

                                    BALANCE SHEETS

                                                        December 31,
                                                     1997         1996
                                                     ----         ----
          ASSETS
          CURRENT ASSETS
             Cash . . . . . . . . . . . . . . .  $       100   $    24,700

             Prepaid expenses . . . . . . . . .        1,000            --
                                                 -----------   -----------
               Total current assets . . . . . .        1,100        24,700

          FIXED ASSETS -- NET (Notes 1(c) and 2)         600         4,600
          INTANGIBLE ASSETS -- NET (note 1(d))        10,900        23,100
                                                 -----------   -----------
                                                 $    12,600   $    52,400
                                                 ===========   ===========
          LIABILITIES AND STOCKHOLDERS' EQUITY
             (DEFICIT)
          CURRENT LIABILITIES
             Notes payable -- related parties
              (Note 3)  . . . . . . . . . . . .  $    98,200   $    97,800
             Accounts payable . . . . . . . . .       95,300       100,600
             Accrued expenses . . . . . . . . .       47,500        48,700
                                                 -----------   -----------
               Total liabilities  . . . . . . .      241,000       247,100

          COMMITMENTS AND CONTINGENCIES (Note 5)

          STOCKHOLDERS' EQUITY (DEFICIT)
             Series A preferred stock, no par
                value; 860,500 shares authorized
                and 795,500 shares issued and
                outstanding (Note 4)  . . . . .      753,300       753,300
             Series B preferred stock, no par
                value; 50,000 shares authorized
                and 14,800 shares issued and
                outstanding (Note 4)  . . . . .      140,200       140,200
             Common stock, no par value;
                2,500,000 shares authorized and
                669,060 shares issued and
                outstanding . . . . . . . . . .          700           700
             Deficit accumulated during the
              development stage . . . . . . . .   (1,122,600)   (1,088,900)
                                                 -----------   -----------

          Total ownership equity (deficit)  . .     (228,400)     (194,700)
                                                 -----------   -----------
                                                 $    12,600   $    52,400
                                                 ===========   ===========


          The accompanying notes are an integral part of these financial statements.

                                EQUIDYNE SYSTEMS, INC.
                            (A DEVELOPMENT STAGE COMPANY)

                               STATEMENTS OF OPERATIONS

                                                                    FOR THE
                                                                     PERIOD
                                                                       FROM
                                                                  INCEPTION
                                                                (AUGUST 11,
                                      YEAR ENDED   YEAR ENDED      1993) TO
                                    DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                            1997         1996          1997
                                    ------------ ------------  ------------
          OPERATING EXPENSES
             Research and
               development            $   2,600    $ 111,600   $   669,300
             General and                 23,600      208,200       531,200
               administrative          --------    ---------   -----------

          Total operating expenses       26,200      319,800     1,200,500
                                       --------    ---------   -----------

          OTHER INCOME (EXPENSE)
             Licensing and
               evaluation fees               --       90,000        90,000
             Interest expense            (3,500)      (2,200)      (11,000)
             Interest income                 --           --         2,900
             Loss on disposal of         (4,000)          --        (4,000)
               fixed assets            --------    ---------   -----------

          Total other income             (7,500)      87,800        77,900
            (expense)                  --------    ---------   -----------

          NET LOSS                     $(33,700)   $(232,000)  $(1,122,600)
                                       ========    =========   ===========


          The accompanying notes are an integral part of these financial statements.

                                                     EQUIDYNE SYSTEMS, INC.
                                              (A DEVELOPMENT STAGE COMPANY)

                                         STATEMENTS OF STOCKHOLDERS' EQUITY


                                                      COMMON STOCK(1)
                                                  ------------------------
                                                   SHARES       AMOUNT
                                                   ------       ------

          BALANCE AT INCEPTION                        --     $        --

          Initial capitalization                 564,060             600

          Preferred Series A stock issued,            --              --
             795,500 shares

          Net loss                                    --              --
                                                 -------     -----------

          BALANCE AT DECEMBER 31, 1995           564,060             600

          Preferred Series B stock issued,            --              --
             14,800 shares

          Common stock issued                    105,000             100

          Net loss                                    --              --
                                                 -------     -----------

          BALANCE AT DECEMBER 31, 1996           669,060             700

          Net loss                                    --              --
                                                 -------     -----------

          BALANCE AT DECEMBER 31, 1997           669,060     $       700
                                                 =======     ===========




                                                     PREFERRED STOCK(1)
                                                   ---------------------
                                                   SERIES A     SERIES B
                                                   --------     --------

          BALANCE AT INCEPTION                    $     --      $     --

          Initial capitalization                        --            --

          Preferred Series A stock issued,         753,300            --
             795,500 shares

          Net loss                                      --            --
                                                  --------      --------

          BALANCE AT DECEMBER 31, 1995             753,300            --

          Preferred Series B stock issued,              --       140,200
             14,800 shares

          Common stock issued                           --            --

          Net loss                                      --            --
                                                  --------      --------

          BALANCE AT DECEMBER 31, 1996             753,300       140,200

          Net loss                                      --            --
                                                  --------      --------

          BALANCE AT DECEMBER 31, 1997            $753,300      $140,200
                                                  ========      ========



                                               ACCUMULATED
                                                 DEFICIT         TOTAL
                                               -----------       -----

          BALANCE AT INCEPTION                $        --      $      --

          Initial capitalization                       --            600

          Preferred Series A stock issued,             --        753,300
             795,500 shares

          Net loss                               (856,900)      (856,900)
                                              -----------     ----------

          BALANCE AT DECEMBER 31, 1995           (856,900)      (103,000)

          Preferred Series B stock issued,             --        140,200
             14,800 shares

          Common stock issued                          --            100

          Net loss                               (232,000)      (232,000)
                                              -----------     ----------

          BALANCE AT DECEMBER 31, 1996         (1,088,900)      (194,700)

          Net loss                                (33,700)       (33,700)
                                              -----------     ----------

          BALANCE AT DECEMBER 31, 1997        $(1,122,600)     $(228,400)
                                              ===========      =========


          (1) Reflects adjustment for one for ten reverse stock split in November 1997.


          The accompanying notes are an integral part of these financial statements.

                                                     EQUIDYNE SYSTEMS, INC.
                                              (A DEVELOPMENT STAGE COMPANY)

                                                   STATEMENTS OF CASH FLOWS

                                                           For the Period
                                                           from Inception
                                Year Ended   Year Ended   (August 11, 1993)
                               December 31, December 31,         to
                                   1997         1996      December 31, 1997
                               ------------ ------------  -----------------

          CASH FLOWS FROM OPERATING
          ACTIVITIES
            Net loss               $(33,700)   $(232,000)      $(1,122,600)
            Adjustments to
              reconcile net
              loss to net
              cash used in
              operating
              activities:
              Depreciation           12,200       10,100            54,000
               and
               amortization
              Loss on sale of         4,000          300             4,000
               fixed assets --
               net
            Change in
             operating assets
             and liabilities:
              Accounts                   --        3,000                --
               receivable
              Prepaid                (1,000)          --            (1,000)
               expenses
              Intangible                 --       31,800            (4,200)
               assets
              Other assets               --        3,800                --
              Accounts               (5,300)      68,300            95,300
               payable
              Accrued                  (800)     (24,900)           47,900
               expenses            --------    ---------       -----------

          Net cash used in          (24,600)    (139,600)         (926,600)
           operating               --------    ---------       -----------
           activities

          CASH FLOWS FROM
          INVESTING
          ACTIVITIES

            Purchase of fixed            --         (800)          (15,300)
             assets                --------    ---------       -----------

          CASH FLOWS FROM
          FINANCING
          ACTIVITIES
            Proceeds from                --      137,100           894,200
             issuance of stock
            Proceeds from                         17,800            47,800
             note payable --
             related party
            Principal
             payments on notes           --      (15,000)               --
             payable --
             related party         --------    ---------       -----------

          Net cash provided              --      139,900           942,000
           by financing            --------    ---------       -----------
           activities

          NET INCREASE              (24,600)        (500)              100
          (DECREASE) IN CASH

          CASH AT BEGINNING          24,700       25,200                --
          OF PERIOD                --------    ---------       -----------

          CASH AT END OF           $    100    $  24,700       $       100
          PERIOD                   ========    =========       ===========


          Noncash Investing and Financing Activities

          During 1993 the Company acquired a $50,000 patent with a note payable.



          The accompanying notes are an integral part of these financial statements.

                                                     EQUIDYNE SYSTEMS, INC.
                                              (A DEVELOPMENT STAGE COMPANY)

                                              NOTES TO FINANCIAL STATEMENTS


          1.    SUMMARY OF SIGNIFICANT
                ACCOUNTING POLICIES      A summary of the Company's
                                         significant accounting policies
                                         applied in the preparation of the
                                         accompanying financial statements
                                         follows.

          (a)   Organization             EQUIDYNE SYSTEMS, INC. (the
                                         "Company") was organized under the
                                         laws of the state of California on
                                         August 11, 1993.  The Company is
                                         designing and developing a
                                         low-cost, needle-free drug
                                         injection system.  The Company is
                                         in the development stage.

          (b)   Use of estimates         The preparation of financial
                                         statements in conformity with
                                         generally accepted accounting
                                         principles requires management to
                                         make estimates and assumptions
                                         that affect the reported amounts
                                         of assets and liabilities and
                                         disclosure of contingent assets
                                         and liabilities at the date of the
                                         balance sheet.  Actual results
                                         could differ from those estimates.

          (c)   Depreciation             Fixed assets are depreciated on a
                                         straight-line basis over estimated
                                         useful lives ranging from three to
                                         seven years.

          (d)   Intangibles              Costs associated with patents and
                                         intellectual property are
                                         amortized on a straight line basis
                                         over the estimated useful lives of
                                         five to seventeen years.

          (e)   Research and             The Company is actively engaged in
                development              new product development efforts.
                                         Research and development costs
                                         relating to possible future
                                         products are expensed as incurred.
                                         Total expense was approximately
                                         $2,600, $111,600, and $669,300 for
                                         1997, 1996 and for the period from
                                         inception through December 31,
                                         1997, respectively.

          (f)   Income Taxes             Income taxes are provided for the
                                         tax effects of transactions
                                         reported in the financial
                                         statements and consist of taxes
                                         currently due plus deferred taxes
                                         related to differences between the
                                         basis of fixed assets for
                                         financial and income tax
                                         reporting.  Deferred taxes also
                                         are recognized for any operating
                                         losses that are available to
                                         offset future taxable income and
                                         any tax credits that are available
                                         to offset future federal and state
                                         income taxes.  Deferred tax assets
                                         and liabilities represent the
                                         future tax return consequences of
                                         those differences, which will
                                         either be taxable or deductible
                                         when the assets and liabilities
                                         are recovered or settled.

          2.    FIXED ASSETS             Fixed assets consisted of the
                                         following:

                                         December 31,      1997       1996
                                                           ----       ----

                                         Tools, molds     $  --   $ 15,300
                                         Furniture and
                                           fixtures         700         --
                                         Less accumulated
                                           depreciation    (100)   (10,700)
                                                          -----   --------
                                                          $ 600   $  4,600
                                                          =====   ========

                                         Depreciation expense was $10,700
                                         for the period from inception
                                         through December 31, 1997,
                                         respectively.

          3.    NOTES PAYABLE--
                RELATED PARTIES          Notes payable -- related parties
                                         consisted of the following:

                                         December 31,      1997       1996
                                                           ----        ----

                                         Demand note
                                         payable to a
                                         shareholder
                                         non-interest
                                         bearing.         $50,000   $50,000

                                         Convertible
                                         demand note
                                         payable to a
                                         shareholder
                                         with interest
                                         at prime (8%
                                         at December 31,
                                         1997)             25,000    25,000

                                         Note payable to
                                         a shareholder,
                                         non-interest
                                         bearing. Due in
                                         monthly install-
                                         ments of $1,000
                                         from April 1996
                                         until paid in
                                         full. Subject to
                                         a $100 fee for
                                         each late
                                         payment           18,200    17,800

                                         Demand note
                                         payable to a
                                         shareholder
                                         with interest
                                         at 12%.  Con-
                                         vertible at
                                         the holders
                                         option to
                                         a like value
                                         of preferred
                                         Series A
                                         shares.            5,000     5,000
                                                          -------   -------
                                                          $98,200   $97,800
                                                          =======   =======

          4.    PREFERRED STOCK          The Company has authorized
                                         12,000,000 shares of no par
                                         convertible preferred stock, of
                                         which 795,500 shares of Series A
                                         and 14,800 shares of Series B were
                                         issued and outstanding at
                                         December 31, 1997.  Each preferred
                                         Series A share is convertible into
                                         one common share and each share of
                                         Series B is convertible into ten
                                         common shares at the option of the
                                         holder or will be automatically
                                         converted upon certain conditions.
                                         Holders of preferred shares have
                                         the right to one vote for each
                                         share of common stock into which
                                         such preferred stock can be
                                         converted, and with the same
                                         voting rights as common stock.

                                         In the event of a voluntary or
                                         involuntary liquidation or
                                         dissolution of the Company, the
                                         holders of preferred shares shall
                                         be entitled to receive an amount
                                         equal to their initial investment.
                                         If the assets of the Company are
                                         insufficient to permit the payment
                                         in full, then the entire assets of
                                         the Company shall be distributed
                                         ratably among the holders of
                                         preferred shares.

          5.    COMMITMENTS

          (a)   Leases                   The Company leases operating
                                         facilities on a month-to-month
                                         basis.  Rent expense included in
                                         the statements of operations was
                                         approximately $3,200, $20,600, and
                                         $100,000 for 1997, 1996 and from
                                         the period of inception through
                                         December 31, 1997, respectively.

          (b)   Litigation               A lawsuit was filed during May
                                         1996 by a former board member and
                                         officer against the Company
                                         alleging breach of an employment
                                         contract.  The ultimate resolution
                                         of this issue is not ascertainable
                                         at this time.  No provision has
                                         been made in the financial
                                         statements related to this claim.

          6.    INCOME TAXES             The Company had a deferred tax
                                         asset for the deductible temporary
                                         differences related to net
                                         operating loss carryforwards of
                                         $450,000 and $430,000 at
                                         December 31, 1997 and 1996.
                                         Because management was unable to
                                         determine if, more likely than
                                         not, the Company will realize the
                                         deferred tax asset related to the
                                         net operating loss carryforwards,
                                         a valuation allowance of $450,000
                                         and $430,000 was provided for
                                         these deferred tax assets as of
                                         December 31, 1997 and 1996.

                                         At December 31, 1997, the Company
                                         had federal and state net
                                         operating loss (NOL) carryforwards
                                         of approximately $1,120,000.
                                         These NOL's begin to expire in
                                         1998.

          7.    SUBSEQUENT EVENTS

          (a)   Merger                   Subsequent to December 31, 1997,
                                         the Company entered into merger
                                         negotiations with American
                                         Electromedics Corp.  The merger
                                         period began March 28, 1998 and
                                         was finalized May 11, 1998.  Under
                                         the terms of the merger agreement,
                                         American Electromedics Corp.
                                         exchanged 600,000 shares of its
                                         common stock for 100% of the
                                         Company's outstanding shares,
                                         after conversion of the preferred
                                         stock to common stock, in a
                                         tax-free exchange.  After the
                                         merger, the Company is a
                                         wholly-owned subsidiary of
                                         American Electromedics.

                                         At May 11, 1998, American
                                         Electromedics common stock has
                                         been issued for 90% of the
                                         Company's common stock.  The
                                         remaining 10% will be issued, at
                                         American Electromedics' option,
                                         from an escrow account within five
                                         months of the final merger date.
                                         The agreement calls for all shares
                                         to be registered, on a best
                                         efforts basis, within six months
                                         of the final merger date.

          (b)   Stock bonus              On March 27, 1998, 62,000 shares
                                         of the Company's common stock was
                                         issued to an officer to fulfill a
                                         bonus incentive agreement
                                         initiating the merger between the
                                         Company and American Electromedics
                                         Corp.  Under the terms of the
                                         agreement, shares were to be
                                         awarded if the officer attracted a
                                         cash investment into the Company.
                                         However, the Company's Board of
                                         Directors voted to award 62,000
                                         shares, acknowledging that the
                                         merger with American Electromedics
                                         represented an increase in
                                         shareholder value to the Company's
                                         shareholders, even though it was
                                         not a direct cash investment.

                                         The 62,000 shares, at the time of
                                         the merger and under the stock
                                         swap merger terms, were valued at
                                         $101,455.

          (c)   Litigation               During July 1998, a former officer
                                         of the Company filed a lawsuit
                                         against the Company and four
                                         former directors for breach of an
                                         employment contract.  The ultimate
                                         resolution of this issue is not
                                         ascertainable at this time.

          (d)   Related party loans      Subsequent to December 31, 1997,
                                         American Electromedics Corp. began
                                         loaning the Company funds for
                                         ongoing research and development
                                         efforts and for general and
                                         administrative costs.  The balance
                                         outstanding is approximately
                                         $525,000 as of August 11, 1998.

          (a)(iii)  Financial Statements of Rosch GmbH Medizintechnik.

                              ROSCH GMBH MEDIZINTECHNIK
                                    BALANCE SHEET
                              (VALUES IN DEUTSCHE MARKS)



                                                        JULY 31, 1997
                                                        -------------
           ASSETS
           ------
                      Current assets:
                      Cash & cash equivalents              114,428.91  DM
                      Accounts receivable                1,788,777.45
                      Inventories                        1,807,507.00
                                                         ------------
                         Total current assets            3,710,713.36

                      Property and equipment, net          387,889.61
                      Other assets                         764,861.72
                                                         ------------
                         Total assets                    4,863,464.69  DM
                                                         ============


           LIABILITIES & STOCKHOLDERS' EQUITY
           ----------------------------------
                      Current liabilities:
                      Accounts payable                   2,380,915.40  DM
                      Accrued liabilities                  238,159.63
                      Other liabilities                    483,874.86
                                                         ------------
                         Total current liabilities       3,102,949.89

                      Long term debt                     1,353,483.00


                      Stockholders' Equity:
                      Capital stock                         50,000.00
                      Retained earnings                    357,031.80
                                                         ------------
                         Total stockholders' equity        407,031.80

           Total liabilities and stockholders' equity    4,863,464.69  DM
                                                         ============

                              ROSCH GMBH MEDIZINTECHNIK
                               STATEMENT OF OPERATIONS
                              (VALUES IN DEUTSCHE MARKS)


                                                   SEVEN MONTHS ENDED
                                                        JULY 31, 1997
                                                   ------------------

           Net sales                                    4,720,424.91  DM
           Cost of goods sold                           3,111,813.11
                                                       -------------
           Gross profit                                 1,608,611.80

           Selling, general and administrative          1,615,716.51
                                                       -------------
             Total operating expense                    1,615,716.51

           Loss before taxes and interest                  (7,104.71)

           Interest, net                                  (71,510.73)
           Other income                                    97,624.57
                                                       -------------


           Earnings after taxes and interest               19,009.13  DM
                                                       ==============

                                     Audit Report
                              Rosch GmbH Medizintechnik
                                   Berlin, Germany



          I have examined the Annual Report, the Accounts and the Administration by the General Manager for the period January 01, 1997 to July 31, 1997. The examination was carried out in accordance with generally accepted accounting standards.

          The Annual Report has been carried out in compliance with the German Commercial Code (HGB) and the prevailing laws set out by the German Tax Authorities.

          I recommend

          that the Income Statement and the Balance Sheet be adopted that the earnings be disposed of as proposed in the Report of the General Manager that the General Manager be discharged from liability for the fiscal year January 01, 1997 to July 31, 1997.

          Dessau, Germany, September 09, 1998



          Wilhelm T. J. Hagen

          [Seal of Wilhelm T. J. Hagen]

                              ROSCH GMBH MEDIZINTECHNIK
                                    BALANCE SHEET
                              (VALUES IN DEUTSCHE MARKS)


                                                         DECEMBER 31,
                                                                 1996
                                                         ------------
           ASSETS
           ------
                      Current assets:
                      Cash & cash equivalents               56,616.87  DM
                      Accounts receivable                  976,370.08
                      Inventories                        1,240,317.16
                                                         ------------
                         Total current assets            2,273,304.11

                      Property and equipment, net          382,043.00
                      Prepaid and other current
                        assets                             205,488.20
                                                         ------------
                         Total assets                    2,860,835.31  DM
                                                         ============

           LIABILITIES & STOCKHOLDERS' EQUITY
           ----------------------------------
                      Current liabilities:
                      Accounts payable                     929,165.61  DM
                      Accrued liabilities                  413,013.31
                      Other liabilities                     32,700.00
                                                         ------------
                         Total current liabilities       1,374,878.92

                      Long term debt                       843,864.60


                      Stockholders' Equity:
                      Capital stock                        50,000,000
                      Shareholder credit                   254,069.12
                      Retained earnings                    338,022.67
                                                         ------------
                         Total stockholders' equity        642,091.79

           Total liabilities and stockholders' equity    2,860,835.31  DM
                                                         ============

                              ROSCH GMBH MEDIZINTECHNIK
                               STATEMENT OF OPERATIONS
                              (VALUES IN DEUTSCHE MARKS)



                                                 TWELVE MONTHS ENDED
                                                   DECEMBER 31, 1996
                                                 -------------------

           Net sales                                   4,162,584.78  DM
           Cost of goods sold                          2,935,361.67
                                                       ------------
           Gross profit                                1,227,223.11

           Selling, general and administrative         1,120,898.92
                                                       ------------
             Total operating expense                   1,120,898.92

           Earnings before interest and taxes            106,324.19

           Interest, net                                 (38,518.14)
           Other expense                                 (10,849.55)
           Taxes                                         (30,402.45)
                                                       ------------

                                                       ------------
           Earnings after taxes and interest              26,554.05  DM
                                                       ============

                                     Audit Report
                              Rosch GmbH Medizintechnik
                                   Berlin, Germany


          I have examined the Annual Report, the Accounts and the Administration by the General Manager for the period January 01, 1996 to December 31, 1996. The examination was carried out in accordance with generally accepted accounting standards.

          The Annual Report has been carried out in compliance with the German Commercial Code (HGB) and the prevailing laws set out by the German Tax Authorities.

          I recommend

          that the Income Statement and the Balance Sheet be adopted that the earnings be disposed of as proposed in the Report of the General Manager that the General Manager be discharged from liability for the fiscal year January 01, 1996 to December 31, 1996.

          Dessau, Germany, September 09, 1998



          Wilhelm T. J. Hagen

          [Seal of Wilhelm T. J. Hagen]

          (b) Pro forma Financial Statements (Company, Rosch GmbH Medizintechnik, Equidyne Systems, Incorporated and Dynamic Dental Systems, Inc.)


                   PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                     (UNAUDITED)


          The following unaudited pro forma combined condensed balance sheet as of April 30, 1998 and the unaudited combined condensed statements of earnings for the nine months ended April 30, 1998 and year ended July 31, 1997 for the following companies:
          American Electromedics Corp., Equidyne Systems, Inc., Dynamic Dental Systems, Inc. and Rosch GmbH Medizintechnik. The pro forma combined condensed statements are presented under the purchase method of accounting for business combinations. The purchase method of accounting requires that all assets and liabilities be adjusted to their estimated fair market value as of the date of acquisition.

          The pro forma statements are provided for informational purposes only. The pro forma combined condensed statements of earnings are not necessarily indicative of actual results that would have been achieved had the acquisition been consummated at the beginning of the periods presented, and is not indicative of future results. The pro forma financial statements should be read in conjunction with the audited financial statements and the notes thereto of Equidyne Systems, Inc., Dynamic Dental Systems, Inc. and Rosch GmbH and the Company.

                      PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                    APRIL 30, 1998
                                     (UNAUDITED)
                                     (THOUSANDS)


                               PRO FORMA AMERICAN     PRO FORMA    PRO FORMA
                                   ELECTROMEDICS(1)   ADJUSTMENTS   COMBINED
                               -------------------   -----------   ---------

          ASSETS
          Current Assets:
          Cash and cash
            equivalents . . .           $   147      (3)$(139)     $     8
          Accounts receivable             1,328            --        1,328
          Inventories . . . .             1,944            --        1,944
          Other current
            assets  . . . . .               705            --          705
                                        -------         -----      -------
              Total current
                assets  . . .           $ 4,124         $(139)     $ 3,985

          Depreciable assets,
            net . . . . . . .               438            --          438
          Intangible assets,
            net . . . . . . .             5,154       (2)(134)       5,020
          Investment in
            affiliate . . . .               311            --          311
          Other . . . . . . .               901            --          901
                                        -------         -----      -------
              Total assets              $10,928         $(273)     $10,655
                                        =======         =====      =======

          LIABILITIES AND
            STOCKHOLDERS' EQUITY
          Current Liabilities:
          Accounts payable  .           $ 1,187            --      $ 1,187
          Bank line of credit               300            --          300
          Accrued liabilities               412            --          412
          Current portion of
            long-term debt  .               167            --          167
                                        -------         -----      -------
               Total current
                 liabilities .            2,066            --        2,066

          Long-term debt  . .             1,785       (2)(145)       1,640
          Other liabilities .                12            --           12

          Stockholders' Equity:
          Common stock  . . .               712            --          712
          Additional paid-in
            capital . . . . .             9,691            --        9,691
          Retained deficit  .            (3,242)    (2,3)(128)      (3,370)
          Foreign currency
            translation
            adjustment  . . .               (96)           --          (96)
                                         ------         -----      -------
              Total stockholders'
                equity  . . .             7,065          (128)       6,937
                                         ------         -----      -------
              Total liabilities
                and stockholders'
                equity  . . .           $10,928         $(273)     $10,655
                                        =======         =====      =======



                               See accompanying notes.

                 PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                           NINE MONTHS ENDED APRIL 30, 1998
                                     (UNAUDITED)
                        (THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                               PRO FORMA AMERICAN    PRO FORMA   PRO FORMA
                                ELECTROMEDICS(1)     ADJUSTMENT   COMBINED
                               ------------------    ----------  ---------

          Net sales . . . . .           $   7,040        $ --    $   7,040
          Cost of goods sold                4,210          --        4,210
                                        ---------                ---------
                                            2,830                    2,830

          Operating expense .               3,493          --        3,493
          Amortization of
          tangibles . . . . .                 229      (2) 73          302

          Operating loss  . .                (892)        (73)        (965)

          Other income
          (expenses)  . . . .                 (33)      (3) 6          (27)
                                        ---------     -------     ---------
          Loss before
          provisions for
          income taxes  . . .                (925)        (67)        (992)

          Provision for income
          taxes . . . . . . .                 (24)         --          (24)
                                        ---------     -------    ---------

          Net loss  . . . . .           $    (949)       $(67)   $  (1,016)
                                        =========     =======    =========


          Loss per share:
          Basic . . . . . . .           $    (.14)         --    $    (.15)
                                        =========                =========
          Diluted . . . . . .           $    (.14)         --    $    (.15)
                                        =========                ==========


          Shares used to
          compute per share
          amounts:
          Basic . . . . . . .           7,118,136          --    7,118,136
                                        =========                =========
          Diluted . . . . . .           7,118,136          --    7,118,136
                                        =========                =========


                               See accompanying notes.

                 PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                             (1) YEAR ENDED JULY 31, 1997
                                     (UNAUDITED)
                        (THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                         PRO FORMA
                                          AMERICAN     PRO FORMA  PRO FORMA
                                  ELECTROMEDICS(1)    ADJUSTMENT   COMBINED
                                  ----------------    ----------  ---------

          Net sales . . . . . .          $   6,176     $    --   $   6,176
          Cost of goods sold  .              3,758          --       3,758
                                         ---------               ---------
                                             2,418                   2,418

          Operating expense . .              3,141          --       3,141
          Amortization of
           tangibles  . . . . .                 50     (5) 206         256
                                         ---------     -------   ---------

          Operating loss  . . .               (773)       (206)       (979)

          Other income
           (expenses) . . . . .               (417)     (3) (3)       (414)
                                         ---------     -------   ---------
          Loss before provision
           for income taxes . .             (1,190)       (203)     (1,393)

          Provision for income
           taxes  . . . . . . .                (27)         --         (27)
                                         ---------     -------   ---------

          Net loss  . . . . . .            $(1,217)       (203)   $ (1,420)
                                         =========     ========  =========


          Loss per share:
          Basic . . . . . . . .          $    (.31)         --    $   (.36)
                                         =========     --------   =========
          Diluted . . . . . . .          $    (.31)         --    $   (.36)
                                         =========                =========

          Shares used to
           compute per share
           amounts:
          Basic . . . . . . . .          4,008,136          --   4,008,136
                                         =========               =========
          Diluted . . . . . . .          4,008,136          --   4,008,136
                                         =========               =========


                  Notes to Pro Forma Condensed Financial Statements

          (1) Pro forma numbers for American Electromedics column include the following companies: American Electromedics Corp., Rosch GmbH Medizintechnik, Equidyne Systems, Inc. and Dynamic Dental Systems, Inc. These combined numbers are represented as though Equidyne, Dynamic and Rosch were acquired as of August 1, 1996.

          (2) Amortized nine months of goodwill for investment in affiliates with the assumption that subsidiaries were owned at August 1, 1996.

          (3) Write off notes payable on Equidyne Systems, Inc., assuming debt was fully paid when acquired on August 1, 1996.

          (4) Dynamic Dental Systems date of inception was January 1, 1997. Seven months activity reflected.

          (5) Amortized twelve months of goodwill for investment in affiliates with the assumption that subsidiaries were owned at August 1, 1996.

                 PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)

          The following unaudited pro forma combined condensed balance sheet as of October 31, 1997 and the unaudited combined condensed statements of earnings for the three months ended October 31, 1997 and year ended July 31, 1997 for the following companies:
          American Electromedics Corp. and Rosch GmbH Medizintechnik. The pro forma combined condensed statements are presented under the purchase method of accounting for business combinations. The purchase method of accounting requires that all assets and liabilities be adjusted to their estimated fair market value as of the date of acquisition.

          The pro forma statements are provided for informational purposes only. The pro forma combined condensed statements of earnings are not necessarily indicative of actual results that would have been achieved had the acquisition been consummated at the beginning of the periods presented, and is not indicative of future results. The pro forma financial statements should be read in conjunction with the audited financial statements and the notes thereto of Rosch GmbH and the Company

                      PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                  OCTOBER 31, 1997
                                     (UNAUDITED)
                                     (THOUSANDS)


                                      Pro Forma
                                       American     Pro Forma   Pro Forma
                               Electromedics (1)   Adjustments  Combined
                               -----------------   -----------  ---------

           ASSETS
           Current Assets:
           Cash and cash
            equivalents  . .            $   239        $    -   $   239
           Accounts
            receivable . . .              1,291             -     1,291
           Inventories . . .              1,471             -     1,471
           Other current
            assets . . . . .                163             -       163
                                        -------        -------  -------
              Total current
              assets   . . .              3,164             -     3,164

           Depreciable
            assets, net  . .                263             -       263
           Intangible assets,
            net  . . . . . .                871        (2) (7)      874
           Other . . . . . .                532             -       532
                                        -------        -------  -------
              Total assets .            $ 4,830        $   (7)  $ 4,823
                                        =======        =======  =======

           LIABILITIES AND
            STOCKHOLDERS' EQUITY
           Current Liabilities:
           Accounts payable             $ 1,014        $    -   $ 1,014
           Bank line of
            credit . . . . .                300             -       300
           Accrued
            liabilities  . .                514             -       514
           Current portion of
            long-term debt .                152             -       152
                                        -------        -------  -------
              Total current
              liabilities  .              1,980             -     1,980

           Long-term debt  .              1,590             -     1,590
           Other liabilities                  -             -         -

           Stockholders' equity:
           Preferred stock,
            $ .01 par value;
            Authorized -
            1,000,000 shares;
            Outstanding -
            none . . . . . .                  -             -         -
           Common stock,
            $ .10 par value;
            Authorized -
            20,000,00
            Outstanding -
            2,658,136  . . .                266             -       266
           Additional paid-in
            capital  . . . .              3,013             -     3,013
           Retained deficit              (2,009)       (2) (7)   (2,016)
           Foreign
            translation
            adjustment . . .                (10)            -       (10)
                                        -------        -------  -------
              Total
               stockholders'
               equity  . . .              1,260            (7)    1,253
                                        -------        -------  -------

           Total liabilities
            and stockholders'
            equity . . . . .            $ 4,830        $   (7)  $ 4,823
                                        =======        =======  =======


                               See accompanying notes.

                 PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                               YEAR ENDED JULY 31, 1997
                                     (UNAUDITED)
                        (THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                      Pro Forma
                                      American        Pro Forma   Pro Forma
                                  Electromedics(1)   Adjustments  Combined
                                  ----------------   -----------  ---------

           Net sales . . . . .          $   (5,847)      $    -    $  5,847
           Cost of goods sold                3,340            -       3,340
                                         ---------       ------    --------
                                             2,507            -       2,507

           Operating expense .               3,032            -       3,032
           Amortization of
            intangibles  . . .                  50       (2) 27          77

           Operating income
            (loss) . . . . . .                (575)           0        (602)

           Other income
            (expenses) . . . .                (418)           -        (418)
                                         ---------       ------    --------
           Loss before
            provision for
            income taxes . . .                (993)         (27)     (1,020)

           Provisions for
            income taxes . . .                 (26)           -         (26)
                                         ---------       ------    --------

           Net loss  . . . . .           $  (1,019)        $(27)   $ (1,046)
                                         =========       ======    ========

           Loss per share:
           Basic . . . . . . .           $    (.39)                $   (.40)
                                         =========            -    ========
           Diluted . . . . . .           $    (.39)                $   (.40)
                                         =========            -    ========

           Shares used to
            compute per share
            amounts:
           Basic . . . . . . .           2,658,136                2,658,136
                                         =========            -   =========
           Diluted . . . . . .           2,658,136                2,658,136
                                         =========            -   =========


                                See accompanying notes

                 PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                         THREE MONTHS ENDED OCTOBER 31, 1997
                                     (UNAUDITED)
                        (THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                  Pro Forma
                                  American        Pro Forma     Pro Forma
                              Electromedics(1)   Adjustments    Combined
                              ----------------   -----------    ---------

            Net sales . . .          $   1,830       $     -    $   1,830
            Cost of goods
             sold . . . . .              1,058             -        1,058
                                     ---------       -------    ---------
                                           772             -          772

            Operating
             expense  . . .                687             -          687
            Amortization of
             intangibles  .                 16         (2) 7           23

            Operating
              income  . . .                 69             0           62

            Other income
             (expenses) . .                 (4)            -           (4)
                                     ---------       -------    ---------
            Income before
             provision for
             income taxes .                 65            (7)          58

            Provisions for
             income taxes .                  -             -
                                     ---------       -------            -

            Net income  . .          $      65        (2) (7)   $      58
                                     =========       =======    =========

            Earnings per share:
            Basic . . . . .          $     .03                  $     .03
                                     =========             -    =========
            Diluted . . . .          $     .03                  $     .03
                                     =========             -    =========

            Shares used to
             compute per
             share amounts:
            Basic . . . . .          2,658,136                  2,658,136
                                     =========             -    =========
            Diluted . . . .          2,658,136                  2,658,136
                                     =========             -    =========


                  Notes to Pro Forma Condensed Financial Statements

          (1) Pro forma numbers for American Electromedics column include the following companies: American Electromedics Corp. and Rosch GmbH Medizintechnik. These combined numbers are represented as though Rosch GmbH was acquired on August 1, 1996.

          (2) Amortized three months of goodwill for investment in affiliate with the assumption that the subsidiary was owned at August 1, 1996.

                                      SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   American Electromedics Corp.
                                   ---------------------------
                                   (Registrant)

                                   By:/s/ Michael T. Pieniazek
                                   ---------------------------
                                   Michael T. Pieniazek
                                   President

          September 9, 1998